Total net revenues	12 Months Ended
Dec. 31, 2025
Total revenues
Total revenues

7. Total net revenues

SUPPLY REVENUES

These revenues are fully related to the supply of Jyseleca® to Alfasigma under the transition agreement. The related cost of sales are reported on the cost of sales line.

COLLABORATION REVENUES

The following table summarizes details of collaboration revenues for the years ended December 31, 2025, 2024 and 2023 by collaboration and by category of revenue: upfront payments and license fees, and royalties.

	Over time	Point in time	2025	2024	2023
			(Euro, in	(Euro, in	(Euro, in
			thousands)	thousands)	thousands)
Recognition of non-refundable upfront payments and license fees			€1,070,147	€230,182	€230,242
Gilead collaboration agreement for drug discovery platform	Ö		1,068,967	230,182	230,242
Cartilla Therapeutics GLPG1972		Ö	1,180

Royalties			12,177	10,604	9,482
Gilead royalties on Jyseleca		Ö	12,177	10,604	9,466
Other royalties		Ö	-	-	16

Total collaboration revenues			€1,082,324	€240,786	€239,724

We refer to note 2 of this financial report for a general description of our OLCA with Gilead. On December 31, 2025, as a result of the OLCA amendments and other events in 2025, the contract liability of €1,069.0 million reported on December 31, 2024 with respect to the OLCA has been derecognized and released as revenue in 2025. We refer to note 4 of this financial report for further details.

For the year ended December 31, 2025 we recognized in revenue €12.2 million of royalties from Gilead on filgotinib. The royalties on sales of Jyseleca® performed by Gilead in Japan were not reported as discontinued operations as we still have the right to receive those royalties on future sales made by Gilead and its commercialization partners (this right is not subject to transfer to Alfasigma as part of the transfer of the Jyseleca® business to them).